UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2010

Avon Products, Inc.

(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas

New York, New York 10105-0196

(Address of principal executive offices) (Zip Code)

(212) 282-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2010 Annual Meeting of Shareholders of Avon Products, Inc. (the “Company”) held on May 6, 2010, the Company’s shareholders, upon the recommendation of the Board, approved the Avon Products, Inc. 2010 Stock Incentive Plan (the “Stock Incentive Plan”). Pursuant to the terms of the Stock Incentive Plan, the Company may provide equity awards to its key employees and non-employee directors, including grants of stock options, which may be either incentive stock options eligible for special tax treatment or non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, stock units and other stock-based awards. There are 32 million shares available for issuance under the Stock Incentive Plan. The maximum number of shares available will be reduced as follows: (i) for grants of stock options or SARs by each share subject to such an award and (ii) for grants of any award of restricted stock, stock units and other stock-based awards (other than stock options and SARs) by 2.33 multiplied by each share subject to such an award.

The above summary is qualified by reference to the text of the Stock Incentive Plan that is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Annual Meeting held on May 6, 2010:

	Votes For	Votes Against or Withheld	Abstentions	Broker Non-Votes

(1) The election of the following directors to the Board for one-year terms expiring in 2011:
W. Don Cornwell	342,298,847	2,458,952	—	21,484,038
V. Ann Hailey	342,367,497	2,390,302	—	21,484,038
Fred Hassan	340,261,524	4,496,275	—	21,484,038
Andrea Jung	329,575,609	15,182,190	—	21,484,038
Maria Elena Lagomasino	340,253,973	4,503,826	—	21,484,038
Ann S. Moore	331,046,370	13,711,429	—	21,484,038
Paul S. Pressler	342,847,340	1,910,459	—	21,484,038
Gary M. Rodkin	340,615,597	4,142,202	—	21,484,038
Paula Stern	342,091,579	2,666,220	—	21,484,038
Lawrence A. Weinbach	342,229,472	2,528,327	—	21,484,038

(2) The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010	358,909,596	7,197,810	134,431	—

(3) The approval of the Avon Products, Inc. 2010 Stock Incentive Plan	213,028,641	130,912,675	816,483	21,484,038

(Page 2 of 4 Pages)

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Avon Products, Inc. 2010 Stock Incentive Plan (incorporated by reference to Appendix E to the Company’s Proxy Statement on Schedule 14A as filed with the Commission on March 25, 2010)

(Page 3 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Kim K.W. Rucker
Name:	Kim K.W. Rucker
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 12, 2010

(Page 4 of 4 Pages)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Avon Products, Inc. 2010 Stock Incentive Plan (incorporated by reference to Appendix E to the Company’s Proxy Statement on Schedule 14A as filed with the Commission on March 25, 2010)